UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report (Date of earliest event
                           reported):  September 29, 2006

                 CWHEQ Home Equity Loan Trust, Series 2006-H
                 -------------------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-132375-10

                                    CWHEQ, Inc.
                                    -----------
             (Exact name of the depositor as specified in its charter)
                Commission File Number of the depositor: 333-132375

                            Countrywide Home Loans, Inc.
                            ----------------------------
            (Exact name of the sponsor as specified in its charter)


                       Delaware                         87-0698310
             (State or Other Jurisdiction of          (I.R.S. Employer
             Incorporation of the depositor)         Identification No.)



      4500 Park Granada
      Calabasas, California                                   91302
      ---------------------                                  ------
      (Address of Principal Executive                        (Zip Code)
      Offices of the Depositor)

      The depositor's telephone number, including area code (818) 225-3000
                                                            --------------

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------

      On September 29, 2006, CWHEQ Revolving Home Equity Loan Trust, Series 2006-H (the "Trust"), JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), and Chase Bank USA, National Association, as Co-Trustee, entered into an Indenture, dated as of September 29, 2006 (the "Indenture"), providing for the issuance of the Revolving Home Equity Loan Asset Backed Notes, Series 2006-H (the "Notes"). The Notes were issued on September 29, 2006. CWHEQ, Inc. previously filed the Indenture with the Commission on Form 8-K on October 13, 2006. That filing inadvertently omitted Annex I to the Indenture. This amendment on Form 8-K/A amends the October 13, 2006 Form 8-K filing by CWHEQ, Inc. (SEC Accession No. 0000905148-06-006197) by replacing in full the Indenture filed under Item 9.01(c) as Exhibit 99.3 with the Indenture annexed hereto as Exhibit 99.3















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



Section 9.
----------

Item 9.01. Financial Statements And Exhibits.
----       ---------------------------------

(a)   Financial Statements of Businesses Acquired:

      Not applicable.

(b)   Pro Forma Financial Information:

      Not applicable.

(c)   Shell Company Transactions:

      Not applicable.

(d)   Exhibits:

99.3 The Indenture, dated as of September 29, 2006, between the Trust, the Indenture Trustee and the Co-Trustee.


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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWHEQ, INC.






                                            By:  /s/ Darren Bigby.
                                                 ------------------
                                                 Name:  Darren Bigby
                                                 Title: Executive Vice President


Dated: February 26, 2008




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


EXHIBIT INDEX
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Exhibit     Description
-------     -----------

99.3 The Indenture, dated as of September 29, 2006, between the Trust, the Indenture Trustee and the Co-Trustee.







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